UBS

Master no./Account no. 0206-00482063

Applicant

Company/ Name/Surname	Joachim Gottschalk & Associates Ltd
ZIP/City	HM 11 Hamilton
Contact person	Joachim Gottschalk
Phone no.	+41-21-613 71 01
Our reference	

UBS Switzerland AG
Trade Finance

Guarantees – EUR2
P.O. Box
CH-8098 Zürich

Order for amendment of a bank guarantee

Bank guarantee	Number	30GA-J79594-6FF9
Currency/Amount	USD	1'000'000.00
Beneficiary	Name	THE HONGKONG AND SHANGHAI BANKING CORPORATION LTD
	Place	HONG KONG

I/We hereby request you to amend the above-mentioned guarantee on my/our behalf and for my/our account as follows:

Change in amount

☐ Enhancement — from (old currency/amount)
to (new currency/amount)

☐ Reduction — from (old currency/amount)
to (new currency/amount)

(Remark: reductions may only be effected subject to receipt of beneficiary's agreement)

Extension

Old expiry date 26.11.2023 — New expiry date 26.01.2024

(Remark: If the amendment relates to an indirect guarantee, the validity of the counter-guarantee will be extended accordingly)

Other amendment

old — new

Handing over/transmission of the amendment

☑ as specified in the issuing document
☐ to
☑ by mail ☐ by courier

Remarks

Signatures

Your "General business conditions" which I/we already know apply to this order. In addition I/we have also taken due note of "The conditions and information regarding the issuing of bank guarantees".

Lausanne 15.11.23

Place/Date

Stamp, signature of applicant

For internal bank use only

Signature(s) and credit rating checked
Pricing:
OU-Ref.:
unsecured/secured:

84321E April 2016